Exhibit 99.1

Trillium Securityholders Approve Acquisition by Pfizer

CAMBRIDGE, MA, October 26, 2021 / GlobeNewsWire / Trillium Therapeutics Inc. (NASDAQ/TSX: TRIL) (“Trillium” or the “Company”) today announced that its securityholders approved a statutory arrangement with PF Argentum ULC (“PF Argentum”) a wholly-owned, indirect subsidiary of Pfizer Inc. (NYSE: PFE) (“Pfizer”) at the special meeting of Trillium securityholders today. Pursuant to the arrangement, PF Argentum will acquire all of the issued and outstanding shares and warrants of Trillium, other than Trillium securities owned by Pfizer and its affiliates.

The special resolution approving the arrangement was approved by: (i) 99.61% of the votes cast by Trillium shareholders voting as a single class present in person or represented by proxy and entitled to vote at the meeting; and (ii) 99.64% of the votes cast by Trillium shareholders and warrant holders, voting as a single class present in person or represented by proxy and entitled to vote at the meeting.

A non-binding resolution approving the compensation that may become payable to certain executive officers of Trillium in connection with the arrangement was also approved by 97.11% of the votes cast by holders of Trillium common shares present in person or represented by proxy at the meeting.

Upon closing of the arrangement, Trillium shareholders other than Pfizer and its affiliates will receive US$18.50 per share in cash subject to any applicable withholdings and other source deductions, and warrant holders will receive, at the holder’s election, (1) a cash payment equal to the amount by which US$18.50 exceeds the exercise price per share of such warrant, subject to applicable withholdings and other source deductions, or (2) a cash payment equal to the Black Scholes value of such warrant (as calculated pursuant to the terms and conditions of the certificate governing such warrant), subject to applicable withholdings and other source deductions.

The arrangement is subject to court and regulatory approvals and clearances, as well as other customary closing conditions. Subject to the satisfaction of such conditions, the transaction is expected to be completed in the fourth quarter of 2021 or the first half of 2022.

About Trillium Therapeutics Inc.

Trillium is a clinical stage immuno-oncology company developing innovative therapies for the treatment of cancer. Our two clinical programs, TTI-622 and TTI-621, target CD47, a “don’t eat me” signal that cancer cells frequently use to evade the immune system. For more information: www.trilliumtherapeutics.com.

Cautionary Note Regarding Forward-Looking Statements

To the extent any statements made in this report contain information that is not historical, these statements are forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended, and forward-looking information under Canadian securities law (collectively, “forward-looking statements”). Certain statements in this report may constitute forward-looking statements, which reflect the expectations of Trillium’s management regarding the business prospects and opportunities of Trillium and the arrangement. The use of words such as “may,” “will,” “could,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “seeks,” “endeavor,” “potential,” “continue” or the negative of such words or other similar expressions can be used to identify forward-looking statements. Trillium’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors including but not limited to risks related to the satisfaction or waiver of the conditions to closing the proposed transaction (including the failure to obtain necessary regulatory approvals) in the anticipated timeframe or at all, including the possibility that the proposed transaction does not close; the response of business partners and competitors to the announcement of the proposed transaction, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed transaction; significant transaction costs; and unknown liabilities and the risk of litigation and/or regulatory actions related to the proposed transaction. Please also refer to the factors discussed under “Risk Factors” and “Special Note Regarding Forward-looking Information” in Trillium’s Annual Report on Form 10-K for the year ended December 31, 2020, with the U.S. Securities Exchange Commission (“SEC”), each as updated by Trillium’s subsequent disclosure filings, which are available at www.sec.gov and at www.sedar.com.

Forward-looking statements involve significant risks and uncertainties, should not be read as guarantees of future performance or results, and will not necessarily be accurate indications of whether or not or the times at or by which such performance or results will be achieved. All forward-looking statements herein are qualified in their entirety by this cautionary statement and are made as of the date of this document. Trillium disclaims any obligation to revise or update any such forward-looking statements or to publicly announce the result of any revisions to any of the forward-looking statements contained herein to reflect future results, events or developments, except as required by law.

For further information: Rosemary Harrison, +1 (857) 412-7029 x225, investors@trilliumtherapeuthics.com, https://ir.trilliumtherapeutics.com/investors/

CO: Trillium Therapeutics Inc.

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